Exhibit 99.1

Investor Presentation December 3, 2020 NASDAQ: MRBK ®

2 Meridian Corporation Forward-Looking Statements Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties including, without limitation: the impact of the current COVID-19 pandemic and government responses thereto, on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward- looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10- K for the year ended December 31, 2019 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

3 Meridian Corporation Investment Highlights – Why Meridian? Demonstrated organic growth engine in commercial bank segments, capitalizing on market disruption in PA, NJ, DE and MD markets Relationship focus drives referrals to wealth, mortgage, leasing and deposits, reducing cost to originate Fifteen year "branch-lite" platform with high customer self-service Financial services business model with significant noninterest income streams in Meridian Mortgage and Meridian Wealth Partners Strong credit culture with excellent fifteen year performance Invested management team with long-tenured, in-market experience Shareholder focus in building tangible book value, share buyback in 1Q2020, EPS growth and dividend initiated in 3Q2020 Attractive deposit franchise, including high growth in noninterest-bearing deposits over the last several years Low commercial real estate (CRE) concentration, low COVID risk categories allows for significant capacity for growth

4 Meridian Corporation Company Snapshot 1) As of and for the quarter ended September 30, 2020, per October 26, 2020 press release. 2) Includes loans held for sale and held for investment. 3) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 4) Excludes PPP loans and PPPLF borrowings. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. Overview Financial Highlights 3QTR 2020¹ Balance Sheet ($ in Millions) Asset Quality (%) MRQ Profitability (%) State-chartered commercial bank established in July 2004 and headquartered in suburban Main Line Philadelphia. Serves Pennsylvania, New Jersey, Delaware and Maryland with more than 20 offices and a full suite of financial products and services. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Noninterest income businesses in Meridian Mortgage , SBA Lending and Meridian Wealth Partners. Successful Meridian Mortgage division recently expanded into Maryland. ® ®

5 Meridian Corporation Current Meridian Franchise Footprint Geographic Footprint Branches LPOs Meridian Corporation Holding Company Meridian Bank 100% Owned Subsidiary Organizational Structure Meridian Wealth Partners 100% Owned Subsidiary Apex Realty 100% Owned OREO Subsidiary Meridian Land Settlement Services 100% Owned Subsidiary Meridian Equipment Finance 100% Owned Subsidiary

6 Meridian Corporation Deep and Experienced Leadership Meridian Bank Executive Management Chris Annas Chairman of the Board President & CEO Founder, Chairman, President and Chief Executive Officer of the Bank since its opening in 2004 Held executive positions with various regional banks in the Delaware Valley since 1986 Over 35 years of banking experience in various commercial lending capacities Denise Lindsay EVP & CFO, Director Manages all corporate accounting functions and is responsible for asset-liability management, financial reporting, tax planning and reporting, budgeting and investor relations Over 25 years experience in bank financial management, Certified Public Accountant, former Senior Accountant for KPMG, LLP and member of the Financial Managers Society and PICPA Joseph Cafarchio EVP & CCO Heads credit underwriting and administration Over 35 years of experience in commercial lending in the region, including five years at the Federal Reserve Bank of Philadelphia Previously Chief Lending Officer from the Bank's inception until January 2017 when the Bank split the role of Chief Lending Officer and Chief Credit Officer Charles D. Kochka EVP & CLO Has served as leader of commercial and consumer lending at the Bank since 2017 Has more than 38 years experience in commercial lending in the Delaware Valley Randy J. McGarry SVP & CIO Responsible for executing technology and operational solutions aligned with corporate strategy Over 25 years of banking experience with expertise in IT strategy, technology architecture, network infrastructure, core system conversions and merger & acquisitions Member of the Greater Philadelphia Senior Executive Group and the Society for Information Management Clarence Martindell EVP & CRE Lending In charge of growing and maintaining a strong commercial real estate loan portfolio, along with growing the Bank’s title business and handling the disposition of all REO Over 25 years of real estate lending experience. Prior to joining the Bank, was the Director of Finance for Westrum Development Co., a regional homebuilder T. Benjamin Marsho EVP & Risk & Treasury Oversees risk management, treasury, compliance and BSA / AML Over 25 years of banking experience, including 5 years at the Office of Comptroller of the Currency, nearly 10 years as Controller at a publicly traded community bank and 5 years in investment and treasury management of a $50 billion multinational bank

7 Meridian Corporation Overview of Business Lines Commercial & Industrial Lending – Lines of credit, term loans – Owner-occupied commercial mortgages – Leasing through Meridian Equipment Finance® Commercial Real Estate Lending – Owner occupied commercial mortgages – Construction loans – Land development loans Consumer Lending – Home equity loans / lines of credit Deposit & cash management services SBA Lending – Highly experienced team in Delaware Valley – Top 4 originator in Eastern PA district Core Banking Meridian Mortgage Wealth Management and Advisory Services Mortgage originations were $708 million for 3Q 2020, $1.5 billion for YTD 2020 and $603 million for YR 2019 Meridian Mortgage clients include homeowners and small scale investors Approximately 87% of mortgage loans are originated in the PA, NJ, DE, VA, MD and DC markets – Majority of these loans were for 1-4 family housing – nearly all loans originated were sold $886 Million AUM as of Sept 30, 2020 Meridian Wealth Partners, LLC is a registered investment advisor and wholly-owned subsidiary of the Bank Provides a comprehensive array of wealth management services and trusted guidance Clients include: – Professionals – High net worth individuals – Company benefit plans Synergies between the core bank and wealth businesses are building

8 Meridian Corporation Consistent Balance Sheet Growth 1) Includes loans held for sale and held for investment. Total Assets ($M) Loans and Leases1 ($M) Total Deposits ($M) Consolidated Equity ($M) $643.9 $729.7 $875.8 $998.4 $1,129.1 $1,380.7 $1,532.0 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $527.1 $627.1 $752.1 $851.2 $993.8 $1,166.7 $1,209.0 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $70.0 $101.4 $109.6 $120.7 $118.0 $125.5 $131.8 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $733.7 $856.0 $997.5 $1,151.0 $1,303.4 $1,579.1 $1,758.6 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

9 Meridian Corporation Capital Summary Bank Holding Company Tangible Common Equity / Tangible Common Assets (%)1 Tier 1 Leverage Ratio (%) Tier 1 Capital Ratio (%) Total Capital Ratio (%) 1) A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 7.78% 11.27% 10.56% 13.52% 11.77% 10.15% 9.51% 7.78% 11.27% 10.53% 10.11% 8.73% 7.68% 7.26% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 9.67% 12.37% 11.20% 14.08% 13.22% 10.71% 11.53% 9.67% 12.37% 11.16% 10.55% 9.80% 8.06% 8.77% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 10.62% 12.86% 11.76% 14.98% 13.66% 13.60% 13.09% 10.62% 12.86% 11.72% 11.21% 10.12% 10.24% 9.97% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 13.51% 15.53% 13.66% 16.09% 14.84% 14.91% 14.75% 13.51% 15.53% 13.66% 16.10% 14.80% 14.91% 14.71% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

10 Meridian Corporation Summary Income Statement1 1) Decrease in 2017 profitability due to a decrease in net operating profit from mortgage division ($1.8M); 2017 tax reform resulted in a one-time charge to tax expense of $737K. Net Interest Income ($M) Non-interest Income ($M) Non-interest Expense ($M) Net Income ($M) $25.8 $28.9 $32.7 $36.3 $9.7 $11.6 $12.7 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $38.4 $34.2 $30.6 $31.0 $9.2 $18.7 $29.1 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $55.5 $55.2 $51.1 $52.9 $14.1 $21.3 $25.8 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $4.9 $3.0 $8.2 $10.5 $2.5 $5.7 $9.2 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

11 Meridian Corporation 3QTR 2020 Highlights Net income was $9.2 million, an increase of $3.5 million, or 61.3%, over 2Q, driven by strong non-interest income revenue for the quarter. Pre-tax, pre-provision income for the quarter was $15.9 million, an increase of $6.9 million, or 76.5%, over 2Q. Total revenue was $44.9 million, an increase of $11.2 million, or 33.2%, over 2Q. Non-interest income increased $10.4 million, or 55.5%, over 2Q - driven by mortgage banking revenue, fee income and gains on sale of securities. Mortgage banking revenue increased $5.0 million, or 29.9%, over 2Q due to higher levels of originations and refinancings stemming from the historically low rate environment as well as the expansion of our mortgage division into Maryland that took place in Q1 2020. Provision for loan losses for the quarter was $4.0 million. ALLL to total loans, excluding loans at fair value and PPP loans, was 1.59% at 9/30/2020. Assets increased $180 million, or 11.4%, quarter over quarter to $1.8 billion due to loan growth of $151.3 million. Total loans were $1.5 billion at 9/30/2020. Mortgage loans held for sale were up $107.5 million. The Board of Directors declared a quarterly cash dividend of $0.125 per common share, payable November 23, 2020, to shareholders of record as of November 9, 2020.

12 Meridian Corporation Segment Information 41% 58% 1% Bank Mortgage Banking Wealth Management Pre-tax/pre-provision income by segment percentage for three months ended September 30, 2020 Pre-tax/pre-provision (PTPP) income increased 76.5% over 2Q Bank PTPP increased $1.6 million or 33% due largely to gains on sale of investment securities of $1.3 million and an increase $390 thousand or 9% in other fee income of Mortgage Banking income before tax increased $5.2 million or 129% due to: An increase of $172.3 million or 32% in mortgage loan originations as a result of the rate environment and recent expansion into MD market A corresponding increase in fair valued instruments of $3 million related to mortgage pipeline A decrease of $664 thousand in hedging losses

13 Meridian Corporation Mortgage Division Historical Performance Source: Company documents Historically profitable Recent expansion into MD market YTD earnings $10.4M Year-to-date originations $1.5B 3Q originations were 54% refinance and 46% purchase market Historically purchase/refi mix greater than 75/25 $1.0 $1.3 $1.3 $2.2 $1.5 $0.3 $1.3 $1.6 $10.4 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2020 YTD Income ($M) YTD Loan Originations ($M)

14 Meridian Corporation $1.5 Billion total gross loans and leases as of September 30, 20201 – $254.0 M net PPP loans Strong sales culture Expansion of C & I Lending staff including: – SBA – Leasing Diverse portfolios and diverse industries as shown on next slide Average yield on loans of 4.27% for 3Q 2020 Average yield on loans, excluding PPP loans, of 4.68% for 3Q 2020 Balanced Loan Portfolio September 30, 2020 1) Total loans held for investment and held for sale, net of fees and costs. Source: Company documents Total Loans: $1.5 Billion 5% 13% 31% 10% 23% 18% HELOC/Consumer Residential CRE C&D C&I PPP

Commercial Loans by Industry September 30, 2020 Meridian Corporation Note: Balances do not include consumer loans; HELoC, and 1st mortgages. Source: Company documents 15

16 Meridian Corporation Construction and Land Development Source: Company documents $150.5 M in construction and land development loans as of September 30, 2020 – $25.3 M land development Average yield on loans of 6.29% for 3Q 2020 81% of total capital as of September 30, 2020 20% 40% 7% 15% 11% 7% Pre-sold residential Spec residential Rental /commercial - 1-4 houses Rental /commercial - 5+ houses Mixed use Other

17 Meridian Corporation Shared National Credits September 30, 2020 Source: Company documents

18 Meridian Corporation Asset Quality 1) Nonperforming assets defined as loans 90+ days past due and still accruing, nonaccrual loans and leases and OREO, excluding performing TDRs. 2) Excludes loans held for sale and, for 2Q/3Q 2020, PPP loans. A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. NPAs¹ / Assets (%) Reserves / Loans2 (%) Nonaccrual Loans / Loans (%) Net Chargeoffs / Average Loans (%) 0.73% 0.42% 0.39% 0.30% 0.51% 0.47% 0.45% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.90% 0.96% 0.97% 1.00% 1.10% 1.27% 1.59% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.83% 0.43% 0.45% 0.34% 0.58% 0.54% 0.52% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.17% 0.13% 0.03% (0.06%) 0.00% 0.00% 0.01% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

19 Meridian Corporation COVID-19 Response Update Source: Company documents Overall program represents $154.1 million or 14.8% of total loans Currently $19.1 million, or 1.8% are still in active relief Commercial and Construction: – Original payment holiday up to 3 billing cycles; all second round deferrals renewed for 3 month terms. – Active deferrals consist of 4 relationships that total $18.6 million. Residential: Payment holiday up to 6 months. Currently 3 loans, or $558 thousand, are in forbearance SBA 7(a) loans: 9 mos. of payments by Small Bus. Administration Loan Assistance Programs Pandemic Relief Summary by Portfolio Significantly Impacted Industries Payment deferrals have declined 88% to less than 2% of total portfolio

20 Meridian Corporation Allowance for Loan Losses September 30, 2020 ALLL Coverage by Portfolio ALLL Coverage Ratios •Provision for loan losses was $4.0 million for 3Q 2020 • ALLL to non-performing loans ratio increased to 209.5% • ALLL to total loans* ratio increased to 1.59% as of September 30, 2020, up from 1.00% at December 30, 2019 1.00% 1.10% 1.27% 1.59% 0.34% 0.58% 0.54% 0.52% 0.30% 0.51% 0.47% 0.45% 281.2% 168.3% 170.6% 209.5% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 4Q 19 1Q 20 2Q 20 3Q 20 Allowance Ratios Allowance for loan losses / Total loans held for investment Non-performing loans/Total loans Non-performing assets/Total assets Alowance for loan losses/Non-performing loans

21 Meridian Corporation Investment Portfolio Composition September 30, 2020 Source: Company documents $110.9 million total investments as of September 30, 2020 – 94.1% available-for-sale – 5.9% held-to-maturity Average TEY of 2.48% year-to-date Realized gains of $1.3 million in 3Q Unrealized gain $1.9 million at September 30, 2020 Conservative investment portfolio – 100% investment grade Total Securities: $110.9 Million 21% 26% 39% 11% 3% US asset backed US government agency State & municipal - tax free State & municipal - taxable Other

22 Meridian Corporation $1.2B total deposits as of September 30, 2020 Diversified deposit mix – 36% transaction accounts – 18% noninterest-bearing deposits / deposits – Average cost of total deposits of 0.75% for 3Q 2020 Deposit Composition September 30, 2020 Source: Company documents Total Deposits: $1.2 Billion 18% 18% 36% 25% 3% Non-interest checking Interest checking MMDA/savings Certificates Jumbo certificates

23 Meridian Corporation Time Deposit Repricing Opportunities As of September 30, 2020 Source: Company documents $100M time deposits matured during Q3 Cost of CDs and cost of funds improved by 29 bps and 23 bps, respectively $172M time deposits with a blended cost of 1.50% are maturing over next 2 quarters Potential to shed another 30 bps on total time deposit cost, over quarter over next 2 quarters 0.00 10,000,000.00 20,000,000.00 30,000,000.00 40,000,000.00 50,000,000.00 60,000,000.00 70,000,000.00 80,000,000.00 90,000,000.00 100,000,000.00 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS > 3 YRS 1.53% 1.47% 0.69% 0.43% 0.30% 0.31% 0.63% 2.51%

24 Meridian Corporation Appendix

25 Meridian Corporation Historical Financial Highlights 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. Note: 2015-2017 Financials are at bank level; Meridian Corporation Holding Company formed Q32018. Dollar Values in Thousands, Except Per Share Amounts 2015Y 2016Y 2017Y 2018Y 2019Y 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 Balance Sheet Total Assets $ 663,344 $ 733,693 $ 856,035 $ 997,480 $ 1,150,019 $ 1,126,937 $ 1,150,019 1,303,442 $ 1,579,083 $ 1,758,648 $ Loans1 584,428 643,864 729,661 875,801 998,414 984,473 998,414 1,129,067 1,380,659 1,531,997 Deposits 490,568 527,136 627,109 752,130 851,168 858,461 851,168 993,753 1,166,697 1,209,024 Gross Loans / Deposits 119.13% 122.14% 116.35% 116.44% 117.30% 114.68% 117.30% 113.62% 118.34% 126.71% Capital Total Equity $ 52,921 $ 69,963 $ 101,363 $ 109,552 $ 120,695 $ 117,772 $ 120,695 $ 118,033 125,518 $ 131,832 $ Tangible Common Equity / Tangible Assets - HC 3 7.98% 9.54% 11.27% 10.53% 10.12% 10.06% 10.12% 8.73% 7.68% 7.26% Tangible Common Equity / Tangible Assets - Bank 3 7.98% 9.54% 11.27% 10.53% 13.52% 10.06% 13.52% 11.77% 10.15% 9.51% Tier 1 Leverage Ratio - HC 8.39% 9.67% 12.37% 11.16% 10.55% 10.69% 10.55% 9.80% 8.06% 8.77% Tier 1 Leverage Ratio - Bank 8.39% 9.67% 12.37% 11.16% 14.08% 10.69% 14.08% 13.22% 10.71% 11.53% Total Capital Ratio - HC 12.58% 13.51% 15.53% 13.66% 16.10% 13.11% 16.10% 14.80% 14.91% 14.71% Total Capital Ratio - Bank 12.58% 13.51% 15.53% 13.66% 16.09% 13.11% 16.09% 14.84% 14.91% 14.75% Commercial Real Estate Loans / Total RBC 149.94% 148.88% 155.83% 183.80% 176.97% 211.88% 176.97% 196.49% 182.99% 183.92% Earnings & Profitability Net Income $ 6,188 $ 4,922 $ 3,032 $ 8,163 $ 10,481 $ 3,317 $ 3,137 $ 2,516 $5,713 9,212 $ ROAA 1.02% 0.71% 0.39% 0.90% 1.01% 1.24% 1.13% 0.87% 1.56% 2.29% ROAE 12.78% 7.69% 3.97% 7.77% 9.09% 11.29% 10.41% 8.40% 19.16% 29.30% Net Interest Margin (NIM)(TEY) 3.98% 3.87% 3.93% 3.80% 3.65% 3.61% 3.61% 3.49% 3.27% 3.26% NIM (TEY, excluding PPP loans and PPPLF borrowings)3 3.98% 3.87% 3.93% 3.80% 3.65% 3.61% 3.61% 3.49% 3.41% 3.47% Non-Int Inc. / Avg. Assets 5.96% 6.21% 4.69% 3.58% 3.19% 3.68% 3.20% 3.60% 5.63% 7.23% Efficiency Ratio 81.7% 87.3% 87.8% 81.4% 79.2% 74.1% 78.1% 75.9% 72.0% 61.8% Asset Quality Nonaccrual Loans / Loans 0.68% 0.83% 0.43% 0.45% 0.34% 0.40% 0.34% 0.58% 0.54% 0.52% NPAs / Assets 0.63% 0.73% 0.42% 0.39% 0.30% 0.36% 0.30% 0.51% 0.47% 0.45% Reserves / Loans2, 3 1.06% 0.90% 0.96% 0.97% 1.00% 1.01% 1.00% 1.10% 1.27% 1.59% NCOs / Average Loans 0.21% 0.17% 0.13% 0.03% (0.06%) 0.00% (0.03%) 0.00% 0.00% 0.01% Yield and Cost Yield on Earning Assets (TEY) 4.74% 4.62% 4.83% 5.14% 5.30% 5.29% 5.18% 4.98% 4.24% 4.07% Yield on Earning Assets (TEY), excluding PPP loans)3 4.74% 4.62% 4.83% 5.14% 5.30% 5.29% 5.18% 4.98% 4.50% 4.39% Cost of Deposits 0.64% 0.66% 0.79% 1.29% 1.67% 1.71% 1.53% 1.41% 0.90% 0.75% Cost of Interest-Bearing Liabilities 0.91% 0.95% 1.16% 1.69% 2.10% 2.12% 1.99% 1.87% 1.30% 1.09% For the Quarter Ended For the Year Ended

26 Meridian Corporation Reconciliation of Non-GAAP Financial Measures Tangible common equity to tangible assets Management uses the measure tangible common equity to tangible assets to assess our capital strength. We believe that this non-GAAP financial measure is useful to investors because, by removing the impact of our preferred stock, goodwill and other intangible assets, it allows investors to more easily assess our capital adequacy. This non-GAAP financial measure should not be considered a substitute for any regulatory capital ratios and may not be comparable to other similarly titled measures used by other companies. The table below provides the non-GAAP reconciliation for our tangible common equity to tangible assets: (dollars in thousands) Meridian Corporation 2015Y 2016Y 2017Y 2018Y 2019Y 1Q 20 2Q 20 3Q 20 Tangible common equity ratio: Total stockholders' equity 52,921 69,963 101,363 109,552 120,695 118,033 125,518 131,832 Less: Goodwill — — 899 899 899 899 899 899 Intangible assets — — 4,596 4,147 3,874 3,805 3,737 3,668 Tangible common equity 52,921 69,963 95,869 104,507 115,922 113,329 120,882 127,265 Total assets 663,344 733,693 856,035 997,480 1,150,019 1,303,442 1,579,083 1,758,648 Less: Goodwill — — 899 899 899 899 899 899 Intangible assets — — 4,596 4,147 3,874 3,805 3,737 3,668 Tangible assets $ 663,344 733,693 850,540 992,434 1,145,246 1,298,738 1,574,447 1,754,081 Tangible common equity ratio 7.98% 9.54% 11.27% 10.53% 10.12% 8.73% 7.68% 7.26% (dollars in thousands) Meridian Bank 2015Y 2016Y 2017Y 2018Y 2019Y 1Q 20 2Q 20 3Q 20 Tangible common equity ratio: Total stockholders' equity 52,921 69,963 101,363 109,552 159,643 157,544 164,446 171,298 Less: Goodwill — — 899 899 899 899 899 899 Intangible assets — — 4,596 4,147 3,874 3,805 3,737 3,668 Tangible common equity 52,921 69,963 95,869 104,507 154,870 152,841 159,810 166,731 Total assets 663,344 733,693 856,035 997,480 1,149,979 1,303,282 1,579,083 1,758,244 Less: Goodwill — — 899 899 899 899 899 899 Intangible assets — — 4,596 4,147 3,874 3,805 3,737 3,668 Tangible assets $ 663,344 733,693 850,540 992,434 1,145,206 1,298,578 1,574,447 1,753,677 Tangible common equity ratio 7.98% 9.54% 11.27% 10.53% 13.52% 11.77% 10.15% 9.51%

27 Meridian Corporation Reconciliation of Non-GAAP Financial Measures Dollar Values in Thousands 1Q 20 2Q 20 3Q 20 Reconciliation of Net Interest Margin (TEY, exluding PPP loans and PPPLF borrowings) Net interest margin (TEY) 3.49% 3.27% 3.26% Impact of PPP loans and PPPLF borrowings — 0.14% 0.21% Net interest margin (TEY, excluding PPP loans and PPPLF borrowings) 3.49% 3.41% 3.47% Reconciliation of Reserves / Loans Allowance for loan losses / Total loans held for investment 1.08% 1.01% 1.27% Less: Impact of loans held for investment - fair valued 0.02% 0.00% 0.00% Less: Impact of PPP loans — 0.26% 0.32% Allowance / Total loans held for investment (excl. loans at fair value and PPP loans) 1.10% 1.27% 1.59% Reconciliation of Yield on Earning Assets Yield on earning assets (TEY) 4.98% 4.24% 4.07% Impact of PPP loans — 0.26% 0.32% Yield on earning assets (TEY, excluding PPP loans) 4.98% 4.50% 4.39% 1Q 20 2Q 20 3Q 20 Net income $ 2,516 $5,713 9,212 Add: Provision for loan loss 1,552 1,631 3,956 Add: Income tax expense 755 1,690 2,773 Pre-tax, pre-provision income $4,823 $9,034 $15,941 Reconciliation of PPP Related Non-GAAP Measures For the Quarter Ended Reconciliation of Pre-tax, Pre-Provision Non-GAAP Measure For the Quarter Ended